Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 10. INCOME TAXES
Our income tax rate was 29.9% and 24.6% for the three months ended March 31, 2023 and 2022, respectively. The tax rate for 2023 is higher than the U.S. statutory rate primarily due to the cost of global activities, including the U.S. taxation on international operations, withholding taxes, and state taxes. The tax rate for 2022 is higher than the U.S. statutory rate primarily due to the cost of global activities, including the U.S. taxation on international operations and state taxes.
The Company is currently being audited in a number of jurisdictions for tax years 2004-2021, including China, Egypt, France, Germany, Norway, the United Kingdom, and the U.S.
In the first quarter of 2023, the Company changed its accounting policy for presentation of interest expense on uncertain tax positions from within “Interest and other financial charges — net” to within “Benefit (provision) for income taxes.” See Note 1, “Organization and Basis of Presentation” for further information.

Post
Spin-Off,
the Company’s previously undistributed earnings of certain of our foreign subsidiaries are no longer indefinitely reinvested in
non-U.S.
businesses due to current U.S. funding needs. Therefore, an incremental deferred tax liability of $30 million has been recorded for withholding and other foreign taxes due upon future distribution of earnings. In addition, the Company is providing for withholding and other foreign taxes due upon future distribution of current period earnings.
Also, in connection with the
Spin-Off,
our net deferred income tax assets increased by $3,099 million primarily due to transfers from GE, including $964 million related to pension and postretirement benefits, with the remainder primarily attributable to tax attributes that were not part of the Company’s stand-alone operations, and changes to valuation on a GE HealthCare basis.

NOTE 11. INCOME TAXES
The provision for income taxes calculations has been prepared on a separate return basis as if the Company were a separate group of companies under common ownership. However, the results have been combined as if the Company were filing on a combined basis for U.S. federal, U.S. state, and
Non-U.S.
income tax purposes, where permissible by law. The Company is subject to income taxes in the U.S. (both federal and state) and in numerous foreign jurisdictions. Changes in the tax laws or regulations in these jurisdictions, or in positions by the relevant authorities regarding their application, administration, or interpretation, may affect our tax liability, return on investments, and business operations.
The Tax Cuts and Jobs Act imposes tax on U.S. shareholders for global intangible low-taxed
income (“GILTI”) earned by certain
non-U.S.
subsidiaries. The Company has elected to account for GILTI as a period cost.
Income Before Income Taxes

	For the years ended December 31
	2022	2021	2020
U.S. income	$1,090	$1,587	$1,620
Non-U.S. income	1,422	1,288	1,090

Total	$2,512	$2,875	$2,710

Provision for Income Taxes

	For the years ended December 31
	2022	2021	2020
Current
U.S. Federal	$396	$141	$250
Non – U.S.	324	422	463
U.S. State	97	55	65

Deferred
U.S. Federal	(213)	82	—
Non – U.S.	7	(101)	(129)
U.S. State	(48)	1	3

Total	$563	$600	$652

Reconciliation of U.S. Federal Statutory Income Tax Rate to Actual Income Tax Rate

	For the years ended December 31
	2022	2021	2020
Income before taxes	$2,512	$2,875	$2,710

Tax expected at 21%	528	604	569
Foreign operations	47	(43)	42
U.S. tax on foreign operations	(36)	(23)	(45)
Uncertain tax positions	6	11	25
R&D benefits	(33)	(32)	(30)
State taxes, net of federal benefit	39	45	47
Valuation allowance	8	33	37
Other	4	5	7

Provision for income taxes	$563	$600	$652

Actual income tax rate	22.4%	20.9%	24.1%

UNRECOGNIZED TAX BENEFITS.
The Company is subject to periodic tax audits by tax authorities in the U.S. (both federal and state) and the numerous countries in which we operate. In 2021, the Company settled with tax authorities in certain foreign jurisdictions. While the Company currently is being audited in a number of jurisdictions for tax years 2004-2021, including China, Norway, France, Germany, Egypt, the United Kingdom, and the United States, we believe that there are no jurisdictions in which the ultimate outcome of unresolved issues or claims is likely to be material to the results of operations, financial position, or cash flows. We believe that we have made adequate provisions for all unrecognized tax benefits.
UNRECOGNIZED TAX BENEFITS RECONCILIATION.
The balance of unrecognized tax benefits, the amount of related interest and penalties, and what we believe to be the range of reasonably possible changes in the next 12 months are as follows:

	2022	2021	2020
Balance at January 1	$365	$684	$622
Additions for tax positions of the current year	9	9	18
Additions for tax positions of prior years	137	14	78
Reductions for tax positions of prior years	(41)	(78)	(17)
Settlements with tax authorities	(1)	(262)	(14)
Expiration of the statute of limitations	(4)	(2)	(3)

Balance as of December 31	$465	$365	$684

During 2022, $
132

million of unrecognized tax benefits were contributed to the Company by GE which are included in the Combined Statements of Financial Position as of December 31, 2022, and are included in the Additions for tax positions of prior years line in the table above.

Unrecognized Tax Benefits

	For the years ended December 31
	2022	2021	2020
Unrecognized tax benefits	$465	$365	$684
Accrued interest on unrecognized tax benefits	56	53	72
Reasonably possible reduction to the balance of unrecognized tax benefits in succeeding 12 months	45	36	64
Portion that, if recognized, would reduce tax expense and effective tax rate	153	111	99
We classify interest on tax deficiencies as interest expense; we classify income tax penalties as a provision for income taxes. For the years ended December 31, 2022, 2021, and 2020, $12 million, $9 million, and $6 million of Interest and other financial charges – net, respectively, was recognized in the Combined Statements of Income. No accrual for penalties was made in the periods.
DEFERRED INCOME TAXES.
We regularly evaluate the recoverability of our deferred tax assets and establish a valuation allowance, if necessary, to reduce the deferred tax assets to an amount that is more likely than not to be realized (a likelihood of more than 50%). Significant judgment is required in determining whether a valuation allowance is necessary and the amount of such valuation allowance. In assessing the recoverability of our deferred tax assets at December 31, 2022, we considered all available evidence, including the nature of financial statement losses, reversing taxable temporary differences, estimated future operating profits, and tax planning strategies.
Deferred Income Taxes

	As of
	December 31, 2022	December 31, 2021
Total assets	$1,550	$1,287
Total liabilities	(370)	(385)

Net deferred income tax asset (liability)	$1,180	$902

Components of the Net Deferred Income Tax Asset (Liability)

	As of
	December 31, 2022	December 31, 2021
Deferred tax assets:
Employee benefits	$222	$255
Contract liabilities	193	186
Inventories	84	83
Operating loss carryforwards	176	138
Other accrued expenses	70	36
Receivables	42	54
Lease liabilities	57	62
Tax credit carryforwards	128	133
Contract assets	99	120
Property, plant, and equipment	338	413
Capitalized R&D	554	307

Total deferred income tax asset	1,963	1,787
Valuation allowances	(272)	(279)

Total deferred income tax asset after valuation allowance	1,691	1,508

	As of
	December 31, 2022	December 31, 2021
Deferred tax liabilities:
Goodwill & other intangible assets	$(458)	$(517)
ROU assets	(47)	(56)
Other	(6)	(33)

Total deferred income tax liability	(511)	(606)

Net deferred income tax asset (liability)	$1,180	$902

Effective January 1, 2022, taxpayers are required to capitalize certain R&D expenses and amortize them over five or fifteen years pursuant to the Code. This provision increased our taxable income for the year ended December 31, 2022, and resulted in additional cash payments for U.S. federal and state income taxes. This provision also generated a $293 million deferred tax asset for the year ended December 31, 2022. In the event the capitalization of research costs is adjusted through retroactive legislation effective for 2022, the Company expects to record a reduction to the deferred tax asset resulting in a charge to tax expense under the Tax Matters Agreement with GE.
In connection with the Separation, certain deferred income taxes were contributed to the Company by GE. During 2022, net deferred income taxes of $80 million were contributed to the Company by GE and are recognized within Deferred income taxes in the Combined Statements of Financial Position as of December 31, 2022.
Valuation allowances primarily relate to
non-U.S.
deferred taxes where there were historical losses and U.S. federal and state credit carryforwards. Activity in the valuation allowance for the years ended December 31, 2022, 2021, and 2020 consists of the following:

Balance at January 1, 2020	$228
Provision for income taxes	43
Foreign currency exchange and other	(21)

Balance at December 31, 2020	$250
Provision for income taxes	39
Foreign currency exchange and other	(10)

Balance at December 31, 2021	$279
Provision for income taxes	(5)
Foreign currency exchange and other	(2)

Balance at December 31, 2022	$272

Reductions of valuation allowances recorded in individual taxing jurisdictions were not material for the years ended December 31, 2022, 2021, and 2020.
NET OPERATING LOSSES.
As of December 31, 2022, the Company had net operating loss carryforwards of $1,517 million (primarily related to Sweden, Germany, and Brazil, which can be carried forward indefinitely). The gross net operating loss carryforwards resulted in a deferred tax asset of $358 million at December 31, 2022. This amount excludes accruals of $182 million for unrecognized tax benefits the Company has recorded related to the underlying tax positions which generated the net operating losses.

UNDISTRIBUTED EARNINGS.
Substantially all of the undistributed earnings of our foreign subsidiaries are indefinitely reinvested in active
non-U.S.
business operations as there are no current needs to repatriate these earnings to fund ongoing operations by entities other than the subsidiaries generating such undistributed earnings. As of December 31, 2022, the cumulative amount of indefinitely reinvested foreign earnings was approximately $7,999 million. Computation of any deferred tax liability associated with any other remaining basis differences is not currently practicable.